Exhibit 10.53

INSPIRE PHARMACEUTICALS, INC.

EXECUTIVE INCENTIVE COMPENSATION RECOVERY

(“CLAWBACK”) POLICY

Adopted: December 18, 2009	Page 1 of 3

With respect to any equity compensation awards (including stock options and restricted stock units) of Inspire Pharmaceuticals, Inc. (the “Company”) granted after January 1, 2010 (“equity compensation”), the Board of Directors (the “Board”) of the Company shall have the right to recover from the Company’s principal executive officer, principal accounting officer, principal financial officer and any other Section 16 officer of the Company (each an “Executive Officer” and, collectively, the “Executive Officers”) all or any portion of the value of such equity compensation, including proceeds from the sale of equity compensation, in the event fraud or intentional misconduct committed by such Executive Officer results in a material restatement of the Company’s financial statements.

In the event that fraud or intentional misconduct committed by an Executive Officer results in a material restatement of the Company’s financial statements, the Board shall also have the right to recover from such Executive Officer that portion of his or her cash incentive compensation paid after January 1, 2010 (“bonus compensation”) that is directly related to erroneous performance results that were subsequently corrected in connection with such financial statement restatement.

With respect to the clawback of equity compensation, the Board is entitled in its sole discretion to seek: (1) recovery of any equity compensation award granted to such Executive Officer, (2) any proceeds realized from such Executive Officer’s sale or disposition of any equity compensation (including without limitation the sale of securities received upon the exercise of stock options or other equity compensation) during or subsequent to the impacted accounting periods, and (3) the cancellation of any unvested, restricted or deferred equity compensation previously granted to such Executive Officer, as it deems appropriate under the circumstances.

In determining whether to seek recovery of equity compensation (and proceeds relating thereto) and bonus compensation, the Board may take into account any facts and circumstances that it deems appropriate, including whether the assertion of a claim may violate applicable law or adversely impact the interests of the Company in any related proceeding or investigation, the extent (if any) to which the officer was responsible for the error that resulted in the restatement, and the cost and likely outcome of any potential litigation in connection with the Company’s attempts to recover compensation and proceeds relating thereto. The Board shall have sole discretion in determining whether an officer’s actions (or omissions) met or did not meet any particular standard of conduct under law or this policy. Without by limiting the foregoing,

INSPIRE EXECUTIVE INCENTIVE COMPENSATION
RECOVERY (“CLAWBACK”) POLICY	PAGE 2 OF 3

following a restatement of the Company’s financial statements, the Company also shall be entitled to recover any compensation received by the Chief Executive Officer and Chief Financial Officer that is required to be recovered by Section 304 of the Sarbanes-Oxley Act of 2002.

Executive Officers who are subject to this policy should be required to execute an acknowledgement of this policy as a condition to receiving any grant or bonus that may be the subject hereof. In no event, however, will this policy apply to any equity compensation or bonus compensation after the third anniversary of (i) the date on which such cash compensation was paid, and (ii) the date on which such equity compensation was granted.

The authority vested in the Board under this policy may be exercised by any committee thereof.

INSPIRE EXECUTIVE INCENTIVE COMPENSATION
RECOVERY (“CLAWBACK”) POLICY	PAGE 3 OF 3

INSPIRE PHARMACEUTICALS, INC.

EXECUTIVE OFFICER ACKNOWLEDGMENT

RELATING TO

EXECUTIVE COMPENSATION RECOVERY

(“CLAWBACK”) POLICY

The undersigned officer of Inspire Pharmaceuticals, Inc. (the “Company”) hereby acknowledges receipt of the Executive Compensation Recovery (“Clawback”) Policy of the Company, as adopted December 18, 2009, and agrees to be bound by the terms and conditions of such policy.

EXECUTIVE OFFICER:

Name:
Title:

Date: